Exhibit 10.77
Qualified Automatic Contribution Arrangement, Qualified Default Investment Alternative and Maximum
Elective Deferral Amendment
Section 1. General Information and General Provisions
1.1	Plan Name: Herbalife International of America, Inc. Employees’ 401(k) Profit Sharing Plan (the “Plan”).

1.2	Plan Sponsor: Herbalife International of America, Inc. (the “Sponsoring Employer”).

1.3	Enactment Date. This Amendment is entered into as of January 1, 2009, by the Sponsoring Employer.

1.4	Supersedure. This Amendment supersedes any conflicting provisions of the Plan, any administrative policy regarding Elective Deferrals, and/or the Plan’s funding policy. Furthermore, this Amendment supersedes any State (or Commonwealth) law that would directly or indirectly prohibit or restrict the inclusion of an Automatic Contribution Arrangement in the Plan, pursuant to ERISA §514(e)(1) and Department of Labor Regulation §2550.404c–5(f).

1.5	Good Faith Compliance. This document is an Amendment to the Plan, any administrative policy regarding Elective Deferrals, and/or the Plan’s funding policy; is intended as good faith compliance with all current guidance with respect to Automatic Contribution Arrangements; and will incorporate any subsequent guidance with respect to Automatic Contribution Arrangements, even to the extent that such subsequent guidance would modify the terms of this Amendment.
Section 2. Characteristic of Elective Deferrals
2.1	Characteristic of Elective Deferrals. The Elective Deferrals that are withheld under the Automatic Contribution Arrangement will be treated as follows:
☑	Entirely Pre-Tax. All of the Elective Deferrals will be Pre-Tax Elective Deferrals.

☐	Entirely Roth. All of the Elective Deferrals will be Roth Elective Deferrals.

☐	A Portion Pre-Tax and a Portion Roth. ___% of the Elective Deferrals will be Pre-Tax Elective Deferrals; ___% of the Elective Deferrals will be Roth Elective Deferrals.
Section 3. Eligible Participants
3.1	Eligible Participants. The following classes of participants are Eligible Participants and will be subject to the Automatic Contribution Arrangement:
☑	New Participants. New participants who are eligible to make Elective Deferrals and who are entering the Elective Deferral component of the Plan.

☑	Participants Who Did Not Return Election. Participants in the Elective Deferral component of the Plan who have not returned an election form with respect to Elective Deferrals.

☑	Participants Who Elected Zero Rate of Deferrals before November 12, 2008. Participants in the Elective Deferral component of the Plan who have elected not to have Elective Deferrals made on their behalf except for (a) participants precluded from deferring due to financial hardship distribution rules and (b) participants who have been previously automatically enrolled that have affirmatively elected not to have Elective Deferrals made on their behalf.

☐	Participants Who Elected Lower Rate of

Deferrals. Participants in the Elective Deferral component of the Plan whose contribution rate of their Elective Deferrals are less than the applicable Automatic Contribution Percentage or Qualified Percentage as of the Effective Date of the Automatic Contribution Arrangement.
☐	Other .
Section 4. Duration/Expiration of Automatic Contribution Overriding Election
4.1	Duration/Expiration of Automatic Contribution Overriding Election. An Eligible Participant’s Automatic Contribution Overriding Election shall expire in accordance with the following provisions:
(a) ☑	Election Does Not Expire. The Automatic Contribution Overriding Election will not expire, but will remain in force until changed by the Eligible Participant. An Eligible Participant need not execute a subsequent Automatic Contribution Overriding Election in order to have the prior Automatic Contribution Overriding Election apply to the Automatic Contribution Percentage or Qualified Percentage of a subsequent Plan Year. Any subsequent change to the Automatic Contribution Overriding Election will be made in accordance with the terms and conditions of the Plan relating to the modification of Elective Deferrals.

(b) ☐	Election Expires. If a Eligible Participant’s Automatic Contribution Overriding Election reduces the contribution rate of his or her Elective Deferrals to a level that is less than the Automatic Contribution Percentage or Qualified Percentage that is in effect as of the date selected below, then such Eligible Participant’s Automatic Contribution Overriding Election will expire as of:
☐	The first day of each Plan Year.

☐	Each anniversary date of an Eligible Participant’s Entry Date into the Elective Deferral component of the Plan.

☐	Other: .
4.2	Eligible Participants Affected by Expiration of Automatic Contribution Overriding Election. If Section 4.1(b) is checked, then Section 4.1(b) shall apply to the following Eligible Participants:
☐	Zero Contribution Rate. Any Eligible Participant who has elected pursuant to his or her Automatic Contribution Overriding Election not to have Elective Deferrals made on their behalf and whose contribution rate of his or her Elective Deferrals is zero as of the expiration date of Section 4.1(b).

☐	Lower Contribution Rate. Any Eligible Participant who has elected pursuant to his or her Automatic Contribution Overriding Election to have a contribution rate of his or her Elective Deferrals that is less than the applicable Automatic Contribution Percentage or Qualified Percentage as of the expiration date of Section 4.1(b).

☐	Other: .
4.3	Reenrollment. If Section 4.1(b) is checked, then to the extent that any Eligible Participant’s Automatic Contribution Overriding Election expires in accordance with Section 4.1(b), any Eligible Participant as set forth in Section 4.2 will be reenrolled in the Automatic Contribution Arrangement at the Automatic Contribution Percentage or Qualified Percentage that applies to such Eligible Participant as of the expiration date of Section 4.1(b).
Section 5. Type of Automatic Contribution Arrangement
5.1	Type of Automatic Contribution Arrangement. The type of Automatic Contribution Arrangement which this Amendment reflects is as follows:
(a) ☑	Qualified Automatic Contribution Arrangement. The Automatic Contribution Arrangement is a Qualified Automatic Contribution Arrangement as

described in PPA §902(a), which added Code §401(k)(13).

(b) ☐	Eligible Automatic Contribution Arrangement. The Automatic Contribution Arrangement is an Eligible Automatic Contribution Arrangement as described in PPA §902(d), which added Code §414(w).

(c) ☐	Traditional Automatic Contribution Arrangement. The Automatic Contribution Arrangement does not incorporate the provisions set forth in PPA §902.
Section 6. Qualified Automatic Contribution Arrangement
6.1	☐ Not Applicable. The Plan does not include a Qualified Automatic Contribution Arrangement.

6.2	☑ Effective Date. The Qualified Automatic Contribution Arrangement is effective January 1, 2009.
6.3	Initial Qualified Percentage. If Section 6.2 is checked, then an Eligible Participant will be treated as having elected to have the Employer make Elective Deferrals to the Plan in an amount equal to 3% of Compensation as the Qualified Percentage in the first Applicable Plan Year.

6.4	Qualified Percentage for Subsequent Applicable Plan Years. If Section 6.2 is checked, then an Eligible Participant will be treated as having elected to have the Employer make Elective Deferrals to the Plan in the amounts equal to the following percentages of Compensation as the Qualified Percentages in subsequent Applicable Plan Years after the first Applicable Plan Year:
4% of Compensation as the Qualified Percentage in the second Applicable Plan Year.
5% of Compensation as the Qualified Percentage in the third Applicable Plan Year.
6% of Compensation as the Qualified Percentage in any subsequent Applicable Plan Year after the third Applicable Plan Year.
6.5	Non-Elective Contribution or Matching Contribution Requirement. If Section 6.2 is checked, then the Employer will make the following contribution:
(a) ☐	Non-Elective Contribution. The Employer will make a non-elective contribution equal to at least 3% of Compensation. Such non-elective contribution will be made on behalf of:
☐	Any participant in the Elective Deferral component of the Plan who is a non-highly compensated employee, regardless of whether such participant makes Elective Deferrals or after-tax employee contributions.

☐	Any participant in the Elective Deferral component of the Plan, regardless of whether such participant makes Elective Deferrals or after-tax employee contributions.

☐	Other: .
(b) ☑	Matching Contribution.
(1)	The Employer will make a matching contribution equal to either:
☑	Basic Matching Contribution. The sum of (1) 100% of a participant’s Elective Deferrals that do not exceed 1% of Compensation;

plus (2) 50% of such participant’s Elective Deferrals that exceed 1% of Compensation but do not exceed 6% of Compensation.

☐	Enhanced Matching Contribution. The sum of (1) 100% of the participant’s Elective Deferrals that do not exceed ___% of Compensation; plus, if applicable, (2) ___% of the participant’s Elective Deferrals that exceed ___% of Compensation but do not exceed ___%.
(2)	If Section 6.5(b) is checked, then such matching contribution will be made on behalf of:
☐	Any participant in the Elective Deferral component of the Plan who is a non-highly compensated employee and who makes Elective Deferrals.

☑	Any participant in the Elective Deferral component of the Plan who makes Elective Deferrals.

☐	Other: .
(3)	If Section 6.5(b) is checked, then the ratio of such matching contributions to Elective Deferrals of a participant who is a highly compensated employee must not exceed the ratio of such matching contributions to Elective Deferrals of any participant who is a non-highly compensated employee with Elective Deferrals at the same percentage of Compensation as any highly compensated employee. Furthermore, the ratio of a participant’s matching contributions to the participant’s Elective Deferrals may not increase as the amount of a participant’s Elective Deferrals increases.
(c)	Plan to Which Contribution Will Be Made. The non-elective contribution of Section 6.5(a) or the matching contribution of Section 6.5(b) will be made to:
☑	This Plan.

☐	The following plan, so long as the plan meets the requirements of Code §401(k)(12)(F) and the Treasury Regulations thereunder: .
(d)	Compensation. The term “Compensation” means, for purposes of the non-elective contribution of Section 6.5(a) or the matching contribution of Section 6.5(b), the following:
(1)	Definition. Compensation is defined as:
☑	Form W-2 compensation

☐	Code §3401 compensation

☐	Code §415 safe harbor compensation
(2)	Non-taxable Amounts. Non-taxable amounts under Code §125, §132(f)(4), §401(k), §402(h), §403(b), §457(b) and §414(h)(2) will:
☑	Be included as Compensation

☐	Not be included as Compensation
(3)	Compensation Measuring Period. The Compensation measuring period is the:
☑	Plan Year

☐	Fiscal year ending on or within the Plan Year

☐	Calendar year ending on or within the Plan Year
(4)	☑ Exclusions. The following categories of remuneration will not be counted as Compensation:
☐	Compensation received prior to becoming a participant

☐	Compensation received while an ineligible employee

☑	All items in Treasury Regulation §1.414(s)-1(c)(3) (i.e., expense allowances, fringe benefit, moving expenses, etc.)

☐	Post-severance compensation

☐	Deemed 125 compensation

☑	Bonuses

☐	Overtime

☐	Commissions

☐	Other

(5)	Compensation must comply with Code §414(s). Compensation for purposes of the non-elective contribution of Section 6.5(a) or the matching contribution of Section 6.5(b) must qualify as a nondiscriminatory definition of compensation under Code §414(s) and the Treasury Regulations thereunder.
(e)	Contribution Subject to Withdrawal Restrictions. The non-elective contribution of Section 6.5(a) or the matching contribution of Section 6.5(b) is subject to the withdrawal restrictions set forth in Code §401(k)(2)(B) and Treasury Regulation §1.401(k)-1(d).

(f)	Contribution Must Not Be Used for Permitted Disparity Purposes. The non-elective contribution of Section 6.5(a) or the matching contribution of Section 6.5(b) will be met without regard to Code §401(l), and, for purposes of Code §401(l), the non-elective contribution of Section 6.5(a) or the matching contribution of Section 6.5(b) will not be taken into account.
6.6	Vesting Schedule. If Section 6.2 is checked, then a participant’s sub-account that holds the non-elective contribution of Section 6.5(a) or the matching contribution of Section 6.5(b) will be subject to the following vesting schedule:
(a) ☐	100% Full and Immediate Vesting. A participant’s sub-account will be 100% fully and immediately vested.

(b) ☑	2-Year Cliff Vesting Schedule.
1 Year of Vesting Service             0% Vested
2 Years of Vesting Service             100% Vested
(c) ☐	Modified 2-Year Cliff Vesting Schedule.
1 Year of Vesting Service             _____% Vested
2 Years of Vesting Service             100% Vested
6.7	Usage of Forfeitures. If Section 6.2 and either Section 6.6(b) or 6.6(c) are checked, then with respect to any forfeiture of the non-vested interest in a participant’s sub-account that contains the non-elective contribution of Section 6.5(a) or the matching contribution of Section 6.5(b), the Administrator may elect to use all or any portion of the forfeitures to pay administrative expenses incurred by the Plan. Forfeitures that are not used to pay administrative expenses will be used first to restore previous forfeitures of participants’ accounts as necessary and permitted pursuant to the provisions of the Plan. Forfeitures that are not used to pay administrative expenses and are not used to satisfy the provisions of the previous sentence will then be allocated/used:
☐	Not Applicable. Section 6.6(a) is checked; the participant’s sub-account that contains the non-elective contribution of Section 6.5(a) and/or the matching contribution of Section 6.5(b), as applicable, will be 100% fully and immediately vested, and forfeiture of such sub-account will not occur.

☑	Forfeitures Used to Reduce Any Employer Contributions. Forfeitures will be used to reduce any Employer contributions.

☐	Forfeitures Added to Any Employer Contributions. Forfeitures will be added to any Employer contributions and will be allocated pursuant to the terms of the Plan.

☐	Other:

6.8	Exemption from ADP Test. If Section 6.2 is checked, then notwithstanding anything in the Plan to the contrary, the Plan will be treated as meeting the ADP test as set forth in Code §401(k)(3)(A)(ii) in any Plan Year in which the Plan includes a Qualified Automatic Contribution Arrangement pursuant to PPA §902(a), which added Code §401(k)(13)(A).
6.9	Limited Exemption from ACP Test. If Section 6.2 is checked, then notwithstanding anything in the Plan to the contrary, the Plan shall be treated as having satisfied the ACP test as set forth in Code §401(m)(2) only with respect to the matching contribution set forth in Section 6.5(b) in any Plan Year in which the Plan includes a Qualified Automatic Contribution Arrangement pursuant to PPA §902(b), which revised Code §401(m)(12).
6.10	Limited Exemption from Top Heavy. If Section 6.2 is checked, then notwithstanding anything in the Plan to the contrary, in any Plan Year in which the Plan consists solely of: (a) Elective Deferrals under a Qualified Automatic Contribution Arrangement which meets the requirements of Code §401(k)(13) as set forth in Sections 6.3 and 6.4; and (b) Employer contributions consisting of either (1) non-elective contributions which meet the requirements of Code §401(k)(13) as set forth in Section 6.5(a), or (2) matching contributions which meet the requirements of Code §401(m)(12) as set for the in Section 6.5(b), then such Plan will not be treated as a top heavy Plan and will be exempt from the top heavy requirements of Code §416. Furthermore, if the Plan (but for the prior sentence) would be treated as a top heavy Plan because the Plan is a member of an aggregation group which is a top heavy group, then the contributions under the Plan may be taken into account in determining whether any other plan in the aggregation group meets the top heavy requirements of Code §416.
Section 7. Elimination/Modification of Non-Safe Harbor Contribution Provisions

7.1	☐	Not Applicable. The Plan does not have or does not make any Employer contributions to a non-safe harbor matching contribution component or a non-safe harbor non-elective contribution component of the Plan.

7.2	☐	Not Applicable. The Plan’s existing non-safe harbor matching contribution component and/or non-safe harbor non-elective contribution component are being retained.

7.3	☑	Effective Date. Notwithstanding the Effective Date of the Automatic Contribution Arrangement, the provisions set forth in this Section 7 are effective as of January 1, 2009.

7.4	Type of Employer Contributions Being Eliminated. If Section 7.3 is checked, then by executing this Amendment:
☐	Not Applicable. No Employer contributions and related allocations will cease or will be eliminated.

☑	Employer Contributions and Related Allocations. The following Employer contributions (except for receivables) and related allocations will cease and will be eliminated as of the Effective Date set forth in Section 7.3:
☑	Matching Contributions. Non-safe harbor matching contributions.

☐	Non-Elective Contributions. Non-safe harbor non-elective contributions.
7.5	Modification/Addition of Employer Contributions. If Section 7.3 is checked, then by executing this Amendment, the following Employer contributions and related allocations are modified and/or added as of the Effective Date set forth in Section 7.3, in accordance with the following provisions:
☐	Not Applicable. No Employer contributions and related allocations (other than the elimination of those Employer contributions and related allocations of Section 7.4) are being modified and/or added.

☑	Modification/Addition. 75% of pay is the maximum Employee Elective Deferral Contribution.

Section 8. Default Investment
8.1	Default Investment. If a participant or beneficiary has the opportunity to direct the investment of the assets in his or her account (but does not direct the investment of such assets), then such assets in his or her account will be invested as follows:
(a) ☐	Not Applicable. Participants and/or beneficiaries are not permitted to direct the investment of the assets in their accounts; the Plan’s trustee or investment manager makes the investment decisions with respect to the Plan’s assets.

(b) ☑	Qualified Default Investment Alternative. The assets in his or her account will be invested in a Qualified Default Investment Alternative.

(c) ☐	Non-Qualified Default Investment Alternative. The assets in his or her account will subject to the following provisions:
(1)	Type of Investment. The assets in his or her account will be invested in:
☐	A selected “default investment” which is expected to produce a favorable rate of return and which minimizes the overall risk of losing money.

☐	Other: .
(2)	Transfer from the Non-Qualified Default Investment Alternative. Transfers by participants from the non-qualified default investment alternative will be permitted on the following date(s) of the Plan Year:

.
8.2	Transfer from Qualified Default Investment Alternative. If Section 8.1(b) is checked, then any participant or beneficiary on whose behalf assets are invested in a Qualified Default Investment Alternative may transfer, in whole or in part, such assets to any other investment alternative available under the Plan with a frequency consistent with that afforded to a participant or beneficiary who elected to invest in the Qualified Default Investment Alternative, but not less frequently than once within any 3-month period.
(a)	No Fees during First 90 Days. Any participant’s or beneficiary’s election to make such transfer during the 90 day period beginning on the date of the first elective deferral or first investment in a Qualified Default Investment Alternative will not be subject to any restrictions, fees or expenses (including surrender charges, liquidation or exchange fees, redemption fees and similar expenses charged in connection with the liquidation of, or transfer from, the investment), except as permitted in Department of Labor Regulation §2550.404c–5(c)(5)(ii)(B).

(b)	Limited Fees after First 90 Days. Following the end of the 90-day period described in paragraph (a), any transfer from the Qualified Default Investment Alternative will not be subject to any restrictions, fees or expenses not otherwise applicable to a participant or beneficiary who elected to invest in that Qualified Default Investment Alternative.
8.3	Broad Range of Investment Alternatives. If Section 8.1(b) is checked, then the Plan must offer a ‘‘broad range of investment alternatives’’ within the meaning of Department of Labor Regulation §2550.404c–1(b)(3).

8.4	Materials Must Be Provided. If Section 8.1(b) is checked, then a fiduciary must provide to a participant or beneficiary the materials set forth in Department of Labor Regulation §2550.404c-1(b)(2)(i)(B)(1)(viii) and (ix) and Department of Labor Regulation §404c-1(b)(2)(i)(B)(2) relating to a participant’s or beneficiary’s investment in a Qualified Default Investment Alternative.
Section 9. Notice Requirements

9.1	Content and Timing of Notice for Automatic Contribution Arrangement. Within a reasonable period before the beginning of each Plan Year, Eligible Participants to whom the Automatic Contribution Arrangement applies for such Plan Year must receive a sufficiently accurate and comprehensive written notice of their rights and obligations under the Automatic Contribution Arrangement. Such notice will be written in a manner calculated to be understood by the average Eligible Participant to whom the Automatic Contribution Arrangement applies. The notice must explain (a) under the Automatic Contribution Arrangement, the Eligible Participant’s right pursuant to a Automatic Contribution Overriding Election to elect either (1) not to have Elective Deferrals made on the Eligible Participant’s behalf, or (2) to have Elective Deferrals made at a different percentage; and (b) how contributions made under the Automatic Contribution Arrangement will be invested in the absence of any investment election by the Eligible Participant (the default investment(s)). After receipt of the notice described in this paragraph, any Eligible Participant to whom the Automatic Contribution Arrangement relates must have a reasonable period of time before the first Elective Deferral is made to exercise the rights set forth within the notice including, but not limited to, executing an Automatic Contribution Overriding Election.

9.2	Content and Timing of Notice for Qualified Default Investment Alternative. If Section 8.1(b) is checked, then the following provisions apply to the notice required by a Qualified Default Investment Alternative:
(a)	Manner. Such notice will be written in a manner calculated to be understood by the average Plan participant.

(b)	Content. Such notice will contain the following:
(1)	A description of the circumstances under which assets in the individual account of a participant or beneficiary may be invested on behalf of the participant or beneficiary in a Qualified Default Investment Alternative; and, if applicable, an explanation of the circumstances under which Elective Deferrals will be made on behalf of a participant, the percentage of such Elective Deferrals, and the right of the participant to elect not to have such Elective Deferrals made on the participant’s behalf (or to elect to have such Elective Deferrals made at a different percentage);

(2)	An explanation of the right of participants and beneficiaries to direct the investment of assets in their individual accounts;

(3)	A description of the Qualified Default Investment Alternative, including a description of the investment objectives, risk and return characteristics (if applicable), and fees and expenses attendant to the Qualified Default Investment Alternative;

(4)	A description of the right of the participants and beneficiaries on whose behalf assets are invested in a Qualified Default Investment Alternative to direct the investment of those assets to any other investment alternative under the Plan, including a description of any applicable restrictions, fees or expenses in connection with such transfer; and

(5)	An explanation of where the participants and beneficiaries can obtain investment information concerning the other investment alternatives available under the Plan.
(c)	Timing. The participant or beneficiary on whose behalf an investment in a Qualified Default Investment Alternative may be made must be furnished such notice during the following periods:
(1)	Either:
(A)	At least 30 days in advance of the participant’s Entry Date of the Elective Deferral component of the Plan (or such other component of the Plan in which a participant’s account may be invested in a Qualified Default Investment Alternative), or at least 30 days in advance of the date of any first investment in a Qualified Default Investment Alternative on behalf of a participant or beneficiary; or

(B)	If the Plan is an Eligible Automatic Contribution Arrangement and the participant has the opportunity to receive a Permissible Withdrawal, on or before the participant’s Entry Date of the Elective Deferral component of the Plan; and

(2)	Within a reasonable period of time of at least 30 days in advance of each subsequent Plan Year;
Section 10. Definitions
10.1	Applicable Plan Year. The term “Applicable Plan Year” means, for purposes of determining the Qualified Percentage that applies to a specific Eligible Participant, a specific Plan Year. The first Applicable Plan Year is the Plan Year that contains the date upon which an Eligible Participant could first have had Elective Deferrals withheld under the Qualified Automatic Contribution Arrangement, regardless of whether the Eligible Participant executes an Automatic Contribution Overriding Election. Subsequent Applicable Plan Years are based upon the number of Plan Years after the first Applicable Plan Year, regardless of whether the Eligible Participant executes an Automatic Contribution Overriding Election.

10.2	Automatic Contribution Arrangement. The term “Automatic Contribution Arrangement” means any arrangement under which (a) a participant may elect to have the Employer make payments as Elective Deferrals under the Plan on his or her behalf, or to receive such payments directly in cash, and (b) an Eligible Participant is treated as having elected to have the Employer make Elective Deferrals to the Plan, in an amount equal to a uniform percentage of Compensation until such Eligible Participant executes an Automatic Contribution Overriding Election; such percentage may be set forth in either this Amendment or such other Plan documentation as permitted by law. An Automatic Contribution Arrangement includes a Qualified Automatic Contribution Arrangement, an Eligible Automatic Contribution Arrangement, or a Traditional Automatic Contribution Arrangement, as applicable.

10.3	Automatic Contribution Percentage. The term “Automatic Contribution Percentage” means, with respect to an Eligible Automatic Contribution Arrangement or a Traditional Automatic Contribution Arrangement, as applicable, the percent of Compensation that an Eligible Participant is treated as having elected to have the Employer make as Elective Deferrals to the Plan, as set forth in this Amendment or such other Plan documentation as permitted by law.

10.4	Automatic Contribution Overriding Election. The term “Automatic Contribution Overriding Election” means an affirmative election by an Eligible Participant to override the Automatic Contribution Percentage or Qualified Percentage that is applicable to such Eligible Participant. The Automatic Contribution Overriding Election will provide either (a) to not have Elective Deferrals made under the Automatic Contribution Arrangement, or (b) to have Elective Deferrals made at a percentage of Compensation different than the Automatic Contribution Percentage or Qualified Percentage, at the percentage of Compensation specified in the Automatic Contribution Overriding Election.

10.5	Compensation. The term “Compensation” means, except for purposes of the non-elective contribution of Section 6.5(a) or the matching contribution of Section 6.5(b), compensation as defined in the Plan for the component or the purpose for which the compensation relates. However, if the Plan is a Qualified Automatic Contribution Arrangement, then the term “Compensation” means, for purposes of the non-elective contribution of Section 6.5(a) or the matching contribution of Section 6.5(b), compensation as defined in Section 6.5(d).

10.6	Effective Date of the Automatic Contribution Arrangement. The term “Effective Date of the Automatic Contribution Arrangement” means the effective date set forth in Section 6.2.

10.7	Eligible Automatic Contribution Arrangement. The term “Eligible Automatic Contribution Arrangement” means an Automatic Contribution Arrangement that meets all of the requirements of Code §414(w)(3) including, but limited to, a Qualified Default Investment Alternative and the applicable notice requirements.

10.8	Elective Deferral. The term “Elective Deferral” means an Employer contribution as described in Code §402(g)(3).

10.9	Eligible Participant. The term “Eligible Participant” means a participant in the Plan subject to the Automatic Contribution Arrangement.

10.10	Employer. The term “Employer” shall mean the Sponsoring Employer as set forth in Section 1.2, and any other entity that adopts the Plan.

10.11	Entry Date. The term “Entry Date” means the date or dates on which an employee who is eligible to participate in the Elective Deferral component of the Plan becomes a participant in such component of the Plan, or, if applicable, the date or dates on which an employee who is eligible to participate in another component of the Plan becomes a participant in such other component of the Plan.
10.12	Excess Aggregate Contributions. The term “Excess Aggregate Contributions” means amounts as described in Code §4979(d).

10.13	Excess Contributions. The term “Excess Contributions” means amounts as described in Code §4979(c).

10.14	Permissible Withdrawal. The term “Permissible Withdrawal” means any withdrawal from an Eligible Automatic Contribution Arrangement which meets the following requirements:
(a)	Employee’s Election and Timing. The distribution is made pursuant to an election by an Eligible Participant, and such election is made no later than 90 days after the date of the first Elective Deferral with respect to the Eligible Participant under the Eligible Automatic Contribution Arrangement;

(b)	Only Elective Deferrals and Earnings. The distribution consists of only Elective Deferrals (and earnings attributable thereto);

(c)	Amount of Distribution. The amount of the distribution is equal to the amount of Elective Deferrals made with respect to the first payroll period to which the Eligible Automatic Contribution Arrangement applies to the Eligible Participant and any succeeding payroll period beginning before the effective date of the election pursuant to paragraph (a) (and earnings attributable thereto).
10.15	Plan Year. The term “Plan Year” means computation period as set forth in the Plan document.

10.16	PPA. The term “PPA” means the Pension Protection Act of 2006.

10.17	Pre-Tax Elective Deferral. The term “Pre-Tax Elective Deferral” means an Elective Deferral that is not includible in the participant’s gross income at the time that the Elective Deferral is deferred.

10.18	Qualified Automatic Contribution Arrangement. The term “Qualified Automatic Contribution Arrangement” means an Automatic Contribution Arrangement that meets all of the requirements set forth in Code §401(k)(13)(B) including, but not limited to, the applicable Qualified Percentage for the Applicable Plan Year, the required Employer contributions of the non-elective contributions of Section 6.5(a) or the matching contributions of Section 6.5(b), and the applicable notice requirements.

10.19	Qualified Default Investment Alternative. The term “Qualified Default Investment Alternative” means an investment alternative available to participants and beneficiaries, subject to the following rules:
(a)	No Employer Securities. The Qualified Default Investment Alternative does not hold or permit the acquisition of Employer securities, except as permitted by Department of Labor Regulation §2550.404c–5(e)(1)(ii);

(b)	Transfer Permitted. The Qualified Default Investment Alternative permits a participant or beneficiary to transfer, in whole or in part, his or her investment from the Qualified Default Investment Alternative to any other investment alternative available under the Plan, pursuant to the rules of Department of Labor Regulation §2550.404c–5(c)(5);

(c)	Management. The Qualified Default Investment Alternative is:
(1)	Managed by: (A) an investment manager, within the meaning of ERISA §3(38); (B) a Plan trustee that meets the requirements of ERISA §3(38)(A), (B) and (C); or (C) the Sponsor Employer who is a named fiduciary within the meaning of ERISA §402(a)(2);

(2)	An investment company registered under the Investment Company Act of 1940; or

(3)	An investment product or fund described in Department of Labor Regulation §2550.404c–5(e)(4)(iv) or (v); and
(d)	Types of Permitted Investments. The Qualified Default Investment Alternative is one of the following:

(1)	An investment fund product or model portfolio that applies generally accepted investment theories, is diversified so as to minimize the risk of large losses and that is designed to provide varying degrees of long-term appreciation and capital preservation through a mix of equity and fixed income exposures based on the participant’s age, target retirement date (such as normal retirement age under the Plan) or life expectancy, but is not required to take into account risk tolerances, investments or other preferences of an individual participant or beneficiary.

(2)	An investment fund product or model portfolio that applies generally accepted investment theories, is diversified so as to minimize the risk of large losses and that is designed to provide long-term appreciation and capital preservation through a mix of equity and fixed income exposures consistent with a target level of risk appropriate for participants of the Plan as a whole, but is not required to take into account the age, risk tolerances, investments or other preferences of an individual participant or beneficiary.

(3)	An investment management service with respect to which a fiduciary, within the meaning of Department of Labor Regulation §2550.404c–5(e)(3)(i), applying generally accepted investment theories, allocates the assets of a participant’s individual account to achieve varying degrees of long-term appreciation and capital preservation through a mix of equity and fixed income exposures, offered through investment alternatives available under the plan, based on the participant’s age, target retirement date (such as normal retirement age under the Plan) or life expectancy, but is not required to take into account risk tolerances, investments or other preferences of an individual participant.

(4)	An investment product or fund designed to preserve principal and provide a reasonable rate of return, whether or not such return is guaranteed, consistent with liquidity. Such investment product shall: (A) Seek to maintain, over the term of the investment, the dollar value that is equal to the amount invested in the product; and (B) Be offered by a State or federally regulated financial institution. Such investment product or fund described in this paragraph shall constitute a Qualified Default Investment Alternative for not more than 120 days after the date of the participant’s first Elective Deferral as determined under Code §414(w)(2)(B) or other first investment.

(5)	An investment product or fund designed to guarantee principal and a rate of return generally consistent with that earned on intermediate investment grade bonds, while providing liquidity for withdrawals by participants and beneficiaries, including transfers to other investment alternatives. Such investment product must meet the following requirements: (A) There are no fees or surrender charges imposed in connection with withdrawals initiated by a participant or beneficiary; and (B) Principal and rates of return are guaranteed by a State or federally regulated financial institution. Such investment product or fund described in this paragraph will constitute a Qualified Default Investment Alternative solely for purposes of assets invested in such product or fund before December 24, 2007.
An investment fund product or model portfolio that meets the requirements of this paragraph (d) may be offered through variable annuity or similar contracts, common or collective trust funds, or pooled investment funds without regard to whether such contracts or funds provide annuity purchase rights, investment guarantees, death benefit guarantees, or other features ancillary to the investment fund product or model portfolio.
10.20	Qualified Percentage. The term “Qualified Percentage” means the uniform percentage of Compensation that an Eligible Participant is treated as having elected to have the Employer make to the Plan as Elective Deferrals under a Qualified Automatic Contribution Arrangement. Under no circumstances can the Qualified Percentage exceed 10%.

10.21	Roth Elective Deferral. The term “Roth Elective Deferral” means a participant’s Elective Deferral that is includible in the participant’s gross income at the time that the Elective Deferral is deferred.

10.22	Safe Harbor 401(k) and/or 401(m) Plan. The term “Safe Harbor 401(k) and/or 401(m) Plan” means a 401(k) plan which meets all of the requirements of Code §401(k)(12) and/or a 401(m) plan which meets all of the requirements of Code §401(m)(11) for a Plan Year.

10.23	Traditional Automatic Contribution Arrangement. The term “Traditional Automatic Contribution Arrangement” means an Automatic Contribution Arrangement that is neither a Qualified Automatic Contribution Arrangement nor an Eligible Automatic Contribution Arrangement.

10.24	Year of Vesting Service. The term “Year of Vesting

Service” means either (a) if used for vesting purposes, a year of service (as defined in the Plan); (b) if used for vesting purposes, a whole year (or 1-year) period of service (as defined in the Plan); or (c) any other one year period that is used for vesting purposes in the Plan.
Section 11. Signature Provisions
11.1	Signature of the Authorized Representative of the Sponsoring Employer:

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